UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) September 21, 2021

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-35747	ENTERGY NEW ORLEANS, LLC
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700
	72-1229752		82-2212934

1-32718	ENTERGY LOUISIANA, LLC
(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000
47-4469646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Entergy Louisiana, LLC	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy New Orleans, LLC	Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
	Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure

On September 21, 2021, Entergy Corporation issued a press release, which is attached as Exhibit 99.1 hereto and incorporated herein by reference, announcing the preliminary effects of Hurricane Ida on Entergy and certain of its utility operating companies. The information in Exhibit 99.1 is being furnished, not filed, pursuant to this Item 7.01.

Item 8.01. Other Items

As of September 21, 2021, total restoration costs for the repair and/or replacement of the electrical facilities damaged by Hurricane Ida are estimated to be in the range of $2.1 billion to $2.6 billion. Most of the storm costs were incurred by Entergy Louisiana and Entergy New Orleans. The preliminary estimate for Entergy Louisiana is $2.0 billion to $2.4 billion and the preliminary estimate for Entergy New Orleans is $120 million to $150 million.

Entergy also expects utility revenues in 2021 to be adversely affected, primarily due to power outages resulting from the hurricane. The company’s initial estimate of lost non-fuel revenue is approximately $75 million to $85 million, with most of this impact occurring in Entergy Louisiana’s and Entergy New Orleans’s service areas, $65 million to $70 million and $10 million to $15 million, respectively. The financial impact of the lost revenue is expected to be partly offset by lower operation and maintenance expenses.

Entergy believes its liquidity is sufficient to meet its current obligations. As of August 31, 2021, Entergy’s liquidity of $4.2 billion consists of cash and cash equivalents ($1.0 billion), available revolver capacity ($4.1 billion), and storm escrows ($72 million), less commercial paper outstanding ($1.0 billion).
Entergy has a long history of working collaboratively with its regulators to recover storm costs. Entergy Louisiana and Entergy New Orleans are considering all available avenues to recover storm-related costs from Hurricane Ida in a manner that will minimize the effects on customers, including federal government assistance and securitization financing. There are well-established mechanisms for recovery of prudently incurred storm costs in accordance with applicable regulatory and legal principles. Further, Entergy has been coordinating with Governor Edwards and the Louisiana congressional delegation to seek Community Development Block Grant disaster recovery funds and other funding options from the federal government. President Biden, who has been a vocal advocate of support for the recovery of the Gulf region, recently sent a $24 billion request to Congress for supplemental disaster appropriations, which includes $10 billion for Ida impacts nationwide. If approved, a portion of these funds could be allocated to Entergy to, in turn, reduce the customer burden dollar-for-dollar.

Forward-Looking Statements

In this Item 8.01, and from time to time, Entergy Corporation, Entergy Louisiana, LLC and Entergy New Orleans, LLC (collectively, “Entergy”) make certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, statements regarding Entergy’s expectations around loss of revenues; restoration timing, costs and recovery; and other statements of Entergy’s plans, beliefs, or expectations included in this Item 8.01. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Item 8.01. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this Current Report on Form 8-K and in Entergy’s most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q, and Entergy’s other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by the utilities; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (e) effects of changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (f) the direct and indirect impacts of the COVID-19 pandemic on Entergy and its customers; and (g) the effects of technological change, including the costs, pace of development and commercialization of new and emerging technologies.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Release, dated September 21, 2021, issued by Entergy Corporation

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Louisiana, LLC
Entergy New Orleans, LLC

By:/s/ Kimberly A. Fontan
Kimberly A. Fontan
Senior Vice President and Chief Accounting Officer

Dated: September 21, 2021